SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   May 24, 2006
Darwin Professional Underwriters, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (860) 284-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 24, 2006, Darwin Professional Underwriters, Inc. (the “Company”) filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation is filed as exhibit 3.1 to this Current Report on Form 8-K.
Item 8.01 Other Events.
On May 24, 2006, the Company announced the closing of its previously announced initial public offering of 6,000,000 shares of common stock at $16.00 per share. The press release announcing the closing is filed as exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

10.2	Darwin Professional Underwriters, Inc. Stock and Unit Plan for Non- Employee Directors.

99.1	Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARWIN PROFESSIONAL UNDERWRITERS, INC.

By:	/s/ John L. Sennott, Jr.
John L. Sennott, Jr.
Senior Vice President and Chief Financial Officer
Date: May 25, 2005